EATON VANCE SMALL-CAP VALUE FUND Supplement to Prospectus dated May 2, 2005

Gregory R. Greene is the co-portfolio manager of the Eaton Vance Small-Cap Value Fund.
Mr. Greene is a Managing Director of Fox Asset Management LLC ("Fox"), manages other
Fox investment portfolios and has been employed by Fox for more than five years.

March 1, 2006	SCVPS2